EXHIBIT 10.20.24



                      Fourth Amendment to Credit Agreement
                             dated December 22, 1995
                       between the Registrant and NBD Bank


































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                      FOURTH AMENDMENT TO CREDIT AGREEMENT



     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated December 22, 1995 (this "Amendment"), between HURCO COMPANIES, INC., an Indiana corporation (the "Company"), and NBD BANK, a Michigan banking corporation (the "Bank").


                                    RECITALS


     A. The parties hereto have entered into a Credit Agreement and Amendment to Term Loan Agreement, dated as of March 24, 1994, as amended (the "Credit Agreement"), which is in full force and effect.

     B. The Company desires to amend the Credit Agreement as herein provided, and the Bank is willing to so amend the Credit Agreement on the terms and conditions set forth herein.
                                    AGREEMENT


         Based upon these recitals, the parties agree as follows:

     1. AMENDMENT. Upon the Company satisfying the conditions set forth in paragraph 4 (the date that this occurs being called the "effective date"), the Credit Agreement shall be amended as follows:

          (a) The term "Authorization Letter of Credit" in Section 1.1 of the Credit Agreement is amended to read as follows:

                  "AUTHORIZATION LETTER OF CREDIT" means a standby or commercial letter of credit or bankers acceptance having a stated expiry date not later than June 30, 1996, issued by NBD pursuant to Section 3.1(a)(ii) for the account of the Company under an application and related documentation acceptable to NBD requiring, among other things, the Company to immediately reimburse NBD in respect of all drafts or other demands for payment honored thereunder and all expenses paid or incurred by NBD relative thereto.

                  (b)      Section 2.1(b) is amended to read as follows:

                    "(b)  LIMITATION  ON  AMOUNTS OF  ADVANCES.  Notwithstanding
               anything in this Agreement to the contrary,

                           (i) the aggregate  principal amount of Advances under
                  the New Facility outstanding at any time shall not exceed the New Facility Commitment;









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                           (ii)  the  aggregate  principal  amount  of  Advances
                  outstanding under the New Facility plus the principal amount outstanding under the European Facility plus the aggregate principal amount of Authorization Letter of Credit Advances
                  outstanding  and  principal  amounts   outstanding  under  the
                  Authorization  Note at any time shall not exceed the lesser of
                  (A) the amount of the Borrowing Base as of the last Borrowing Base Certificate and (B) the aggregate amount of the New
                  Facility Commitment plus the amount available under the European Facility plus the amount available for issuance of Authorization Letters of Credit under Section 2.1A;

                           (iii) the aggregate  principal amount of New Facility
                  Advances made to the Company, together with the aggregate amount of loans made to Hurco Europe and Hurco GmbH under the European Facility, at any time shall not exceed $27,000,000;

                           (iv) the aggregate principal amount of any New Facility Letter of Credit Advances outstanding at any time shall not exceed $9,500,000, and

                           (v) the aggregate principal amount of any New Facility Letter of Credit Advances outstanding at any time in the form of standby letters of credit shall not exceed $2,000,000.

                  (c)      Section 2.1A is amended, to read as follows:

                  Section 2.1A AUTHORIZATION LETTERS OF CREDIT. NBD, in its sole and uncontrolled discretion, and subject to Section 2.1(b)(ii), may issue Authorization Letters of Credit for the benefit of the Company pursuant to Section 3.1(a)(ii) from time to time to but excluding February 29, 1996, not to exceed at any time outstanding the aggregate amount of $2,000,000.

                  (d)      Section 3.3(c) is amended to read as follows:

                  (c) NBD shall have received the Borrowing Base Certificate required to be delivered under Section 7.1(d)(vi) as of the date next preceding the date such Advance is made, and the aggregate principal amount of the Advances then outstanding, after giving effect to the requested Advance, does not exceed the Borrowing Base as calculated in the Borrowing Base Certificate; and

                  (e) Section 5.4(b) is amended by deleting the term "New Facility Advances" and substituting therefor the term "Advances".

         2. REFERENCES TO CREDIT AGREEMENT. From and after the effective date of this Amendment, references to the Credit Agreement in the Credit Agreement and all other documents issued under or with respect thereto (as each of the foregoing is amended hereby or pursuant hereto) shall be deemed to be references to the Credit Agreement as amended hereby.






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          3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Bank that:

                  (a) (i) The execution, delivery and performance of this Amendment and all agreements and documents delivered pursuant hereto by the Company have been duly authorized by all necessary corporate action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or award presently in effect applying to it, or of its articles of incorporation or bylaws, or result in a breach of or constitute a default under any material agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by the Company of this Amendment and all agreements and documents delivered pursuant hereto; and
(iii) this Amendment and all agreements and documents delivered pursuant hereto by the Company are the legal, valid and binding obligations of the Company, enforceable against it in accordance with the terms thereof.

                  (b) After giving effect to the amendments contained herein, the representations and warranties contained in Article VI (other than Section 6.5) of the Credit Agreement are true and correct on and as of the effective date hereof with the same force and effect as if made on and as of such effective date.

                  (c) No Event of Default has occurred and is continuing or will exist under the Credit Agreement as of the effective date hereof.

          4. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Bank has received the following documents and the following conditions have been satisfied, each in form and substance satisfactory to the Bank:

                  (a) Copies, certified as of the effective date hereof, of such corporate documents of the Company as the Bank may request, including articles of incorporation, bylaws (or certifying as to the continued accuracy of the articles of incorporation and by-laws previously delivered to the Bank), and incumbency certificates, and such documents evidencing necessary corporate action by the Company with respect to this Amendment and all other agreements or documents delivered pursuant hereto as the Bank may request;

                  (b) A Fourth Amendment to Intercreditor, Agency, and Sharing Agreement of even date herewith among the Company, the Bank, PML, and the Bank as Agent for the Bank and PML, in form and substance satisfactory to the Bank;

                  (c) An initial usage fee of $10,000 paid to NBD; and

                  (d) Such additional agreements and documents, fully execute by the Company, as are reasonably requested by the Bank.


         5. MISCELLANEOUS. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Except as expressly amended hereby, the Credit Agreement and all other documents issued under or with respect thereto are hereby ratified and confirmed by the Bank and the Company and shall remain in full force and effect, and the Company hereby acknowledges that it has no defense, offset or counterclaim with respect thereto.
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          6.  COUNTERPARTS.  This  Amendment  may be  executed  in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

         7. EXPENSES. The Company agrees to pay and save the Bank harmless from liability for all costs and expenses of the Bank arising in respect of this Amendment, including the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to the Bank, in connection with preparing and reviewing this Amendment and any related agreements and documents.

         8. GOVERNING LAW. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within such state and without giving effect to the choice law principles of such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

HURCO COMPANIES, INC.                       NBD BANK


By:/S/ROGER J. WOLF                         By:/S/BRUCE E. THOMSON
-------------------                         ----------------------
                                            Bruce E. Thomson
Its: Sr. Vice President and                 Its: Vice President
     Chief Financial Officer